99.25

                             DEFERRED FEE AGREEMENT

         THIS AGREEMENT is made this 9th day of October, 1996, by and between SAN JOAQUIN BANK (the "Company"), and LOUIS J. BARBICH (the "Director").


                                  INTRODUCTION

         To encourage the Director to remain a member of the-Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the benefits from its general assets.


                                   AGREEMENT

         The Director and the Company agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         1.1 DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

             1.1.1 "CHANGE OF CONTROL" means the transfer of fifty-one (51%) or more of the Company's outstanding voting common stock followed within twelve
(12) months of termination of the Director's status as a member of the Company's Board of Directors.

             1.1.2 "CODE" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

             1.1.3 "DISABILITY" means the Director's inability to perform substantially all normal duties of a director, as determined by the Company's Board of Directors in its sole discretion. As a condition to any benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Board of Directors deems appropriate.

             1.1.4  "ELECTION FORM" means the Form attached as Exhibit "1."

             1.1.5 "FEES" means the total directors fees payable to the Director.


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             1.1.6  "NORMAL TERMINATION  DATE" means the Director  attaining age seventy (70) and completing ten (10) Years of Service.

             1.1.7 "TERMINATION OF SERVICE" means the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever.

                                   ARTICLE 2
                               DEFERRAL ELECTION

         2.1 INITIAL ELECTION. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within thirty (30) days after the date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

         2.2 ELECTION CHANGES.

             2.2.1 GENERALLY. The Director may modify the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company. The modified deferral shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company.

             2.2.2 HARDSHIP. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company may reduce or cease future deferrals under this Agreement.

                                   ARTICLE 3
                                DEFERRAL ACCOUNT

         3.1 ESTABLISHING AND CREDITING. The Company shall establish a Deferral Account on its books for the Director, and shall credit to the Deferral Account the following amounts:

             3.1.1 DEFERRALS. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

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

             3.1.2 INTEREST. On each anniversary of the date of this Agreement and immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2, if any, at an annual rate, compounded annually, equal to the rate being paid on such anniversary date by Company on ninety (90) day jumbo certificates of deposit, such rate to be used for the following twelve (12) month period.

         3.2 STATEMENT OF ACCOUNTS. The Company shall provide to the Director, within one hundred twenty (120) days after each anniversary of this Agreement, a statement setting forth the Deferral Account balance.

         3.3 ACCOUNTING DEVICE ONLY. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                   ARTICLE 4
                               LIFETIME BENEFITS

         4.1 NORMAL TERMINATION BENEFIT. Upon the Director's Termination of Service, the Company shall pay to the Director the benefit described in this
Section 4.1.

             4.1.1 AMOUNT OF BENEFIT. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Termination of service.

             4.1.2 PAYMENT OF BENEFIT. The Company shall pay the benefit to the Director in one hundred twenty (120) monthly installments commencing on the first day of the month following the Director's Termination of Service. The Company shall continue to credit interest under Section 3.1.2 at the annual rate determined as provided therein on the remaining account balance during any applicable installment period. Such payments shall be calculated to provide


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


equal monthly payments based on the interest rate in effect when the initial payment is made and readjusted annually to take into account any fluctuations in the rate of interest as determined under Section 3.1.2.

         4.2 DISABILITY BENEFIT. If the Director terminates service as a director for Disability prior to the Normal Termination Date the Company shall pay to the Director the benefit described in this Section 4.2.

             4.2.1 AMOUNT OF BENEFIT. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

             4.2.2 PAYMENT OF BENEFIT. The Company shall pay the benefit to the Director in one hundred twenty (120) monthly installments commencing on the first day of the month following the Director's Termination of Service. The Company shall continue to credit interest under Section 3.1.2 determined in the same manner as provided therein on the remaining account balance during any applicable installment period. Such payments shall be calculated to provide equal monthly payments based on the interest rate in effect when the initial payment is made and readjusted annually to take into account any fluctuations in the rate of interest as determined under Section 3.1.2.

         4.3 CHANGE OF CONTROL BENEFIT. Upon a Change of Control, the Company shall pay to the Director the benefit described in this Section 4.3 in lieu of any further benefit under this Agreement.

             4.3.1 AMOUNT OF BENEFIT. The benefit under this Section 4.3 is the Deferral Account balance at the date of the Change of Control (as reduced by any distributions made prior to the change of control).

             4.3.2 PAYMENT OF BENEFIT. The Company shall pay the benefit to the Director in a lump sum within thirty (30) days after the date of the Change of Control.

         4.4 HARDSHIP DISTRIBUTION. Upon the Company's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is

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

necessary to relieve the financial hardship.

                                    ARTICLE 5
                                 DEATH BENEFITS

         5.1 DEATH DURING ACTIVE SERVICE. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1.

             5.1.1 AMOUNT OF BENEFIT. The benefit under Section 5.1 is the Deferral Account balance at the date of the Director's death.

             5.1.2 PAYMENT OF BENEFIT. The Company shall pay the benefit to the beneficiary within thirty (30) days following the Director's death.

         5.2 DEATH DURING BENEFIT PERIOD. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

                                   ARTICLE 6
                                 BENEFICIARIES

         6.1 BENEFICIARY DESIGNATIONS. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.


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


         6.2 FACILITY  OF  PAYMENT.  If  a benefit is  payable to a minor,  to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                   ARTICLE 7
                          CLAIMS AND REVIEW PROCEDURES

         7.1 CLAIMS PROCEDURE. The Company shall notify the Director's beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reason for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

         7.2 REVIEW PROCEDURE. If the beneficiary is determined by the Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice


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

issued by the Company. Said petition shall state the specific reason which the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

                                   ARTICLE 8
                           AMENDMENTS AND TERMINATION

         This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

         The Company may amend or terminate this Agreement at any time prior to the Director's Termination of Service by written notice to the Director. In no event shall this Agreement be terminated without payment to the Director of the Deferral Account balance attributable to the Director's deferrals and interest credited on such amounts.

                                   ARTICLE 9
                                 MISCELLANEOUS

         9.1 BINDING EFFECT. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

         9.2 NO GUARANTY OF SERVICE. This Agreement is not a contract for services. It does not give the Director the right to remain a director of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor

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


interfere with the Director's right to terminate services at any time.

         9.3 NON-TRANSFERABILITY. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         9.4 TAX WITHHOLDING. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         9.5 APPLICABLE LAW. This Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.

         9.6 UNFUNDED ARRANGEMENT. The Director and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.

         IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

DIRECTOR:                                    COMPANY:

                                             SAN JOAQUIN BANK,
/s/ Louis J. Barbich
----------------------------                 By  /s/ Bruce Maclin
LOUIS J. BARBICH                               ----------------------------
                                                 BRUCE MACLIN
                                                 Chairman of the Board



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


                                    EXHIBIT I
                                       TO
                         DEFERRED COMPENSATION AGREEMENT

                                DEFERRAL ELECTION


I elect to defer compensation under my Deferred Compensation Agreement with the Company, as follows:


================================================================================

     Amount of Deferral           Frequency of Deferral            Duration
================================================================================

[Initial and Complete One]     [Initial One]                 [Initial One]

 X I elect to defer 100% of    __ Beginning of Year          __ This Year Only
   my Salary                   X  Each pay period            __ For __ [insert
                               __ Monthly                       Number] Years
__ I elect to defer $__        __ Quarterly                  __ Until the Early
   of my Salary                __ Semi-Annually                 Retirement Date
                               __ End of Year                X  Until the Normal
__ I elect not to defer                                         Retirement Date

--------------------------------------------------------------------------------
[Initial and Complete One]     [Initial One]                 [Initial One]

 X I elect to defer 100% of    __ First Bonus Payment        __ This Year Only
   my Bonus                                                  __ For __ [insert
                               X  Each Bonus Payment            Number] Years
__ I elect to defer $__                                      __ Until the Early
   of my Bonus                 __ Last Bonus Payment            Retirement Date
                                                             X  Until the Normal
__ I elect not to defer                                         Retirement Date

================================================================================

I understand that I may change the amount, frequency and duration of my deferrals by filing a new election form with the Company; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Company.

                                 FORM OF BENEFIT

 I elect to receive benefits under the Agreement in the following form:


[Initial One]

 X      Lump sum
---
___     Equal monthly installments for _ [insert Number of Months] months

I understand that I may not change the form of benefit elected, even if I later change the amount of my deferrals under the Agreement.


                             BENEFICIARY DESIGNATION

I designate the following as beneficiary of benefits under the Deferred Compensation Agreement payable following my death:


Primary: /s/ Sheryl Barbich
         -----------------------------------------------------------------------

Contingent: Estate of Louis J. Barbich
           ---------------------------------------------------------------------

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND
      THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or if I have named by spouse as beneficiary in the event of the dissolution of our marriage.

Signature    /s/ Louis J. Barbich
         -----------------------------------

--------------------------------------------

Date     10/29/96
     ---------------------------------------

Accepted by the Company this 12 day of November, 1996.

By    /s/ Bruce Maclin
   ------------------------------------------
Title  Chairman
     ----------------------------------------